
VONS


SAFEWAY

4th QUARTER 2015

SUPPLEMENTAL INFORMATION

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION


Ralphs

RETAIL OPPORTUNITY INVESTMENTS CORPORATION
8905 TOWNE CENTRE DRIVE SUITE 108
SAN DIEGO, CA 92122
www.roireit.net

Our Company

Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of December 31, 2015, ROIC owned 73 shopping centers encompassing approximately 8.6 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and Standard & Poor's. Additional information is available at www.roireit.net.

Supplemental Information

The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles ("GAAP").

Non-GAAP Disclosures

Funds from operations ("FFO"), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The Company uses cash net operating income ("NOI") internally to evaluate and compare the operating performance of the Company's properties. The Company believes cash NOI provides useful information to investors regarding the Company's financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company's properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company's funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company's ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company's properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company's properties but does not measure the Company's performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company's cash NOI may not be comparable to other REITs.

Table of Contents

Financial Data

Portfolio Data

Balance Sheets

(unaudited, dollars in thousands, except par values and share amounts)

	As Of	
	12/31/15	12/31/14
ASSETS:		
Real Estate Investments:		
Land	$ 669,307	$ 550,078
Building and improvements	1,627,310	1,235,820
Less: accumulated depreciation	(134,311)	(88,173)
Real Estate Investments, net	2,162,306	1,697,725
Cash and cash equivalents	8,844	10,773
Restricted cash	227	514
Tenant and other receivables, net	28,652	23,025
Deposits	500	4,500
Acquired lease intangible assets, net of accumulated amortization	66,942	71,433
Prepaid expenses	1,953	2,454
Deferred charges, net of accumulated amortization	39,316	39,731
Other	1,895	1,541
TOTAL ASSETS	$ 2,310,635	$ 1,851,696
LIABILITIES:		
Term loan	$ 300,000	$ -
Credit facility	135,500	156,500
Senior Notes Due 2024	246,809	246,521
Senior Notes Due 2023	246,518	246,174
Mortgage notes payable	62,605	94,183
Acquired lease intangible liabilities, net of accumulated amortization	124,861	118,359
Accounts payable and accrued expenses	13,205	12,173
Tenants' security deposits	5,085	3,961
Other liabilities	11,036	11,043
TOTAL LIABILITIES	1,145,619	888,914
Non-controlling interests - redeemable OP Units	33,674	-
EQUITY:		
Common stock, $.0001 par value 500,000,000 shares authorized	10	9
Additional paid-in-capital	1,166,395	1,013,561
Accumulated deficit	(122,991)	(80,976)
Accumulated other comprehensive loss	(6,743)	(8,882)
Total Retail Opportunity Investments Corp. stockholders' equity	1,036,671	923,712
Non-controlling interests	94,671	39,070
TOTAL EQUITY	1,131,342	962,782
TOTAL LIABILITIES AND EQUITY	$ 2,310,635	$ 1,851,696

The Company's Form 10-Q for the quarters ended September 30, 2015, June 30, 2015 and March 31, 2015, and Form 10-K for the years ended December 31, 2015 and 2014 should be read in conjunction with the above information.

Income Statements

(unaudited, dollars in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended	
	12/31/15	12/31/14	12/31/15	12/31/14
REVENUES:				
Base rents	$ 39,738	$ 32,612	$ 148,622	$ 119,842
Recoveries from tenants	10,753	8,808	40,562	32,945
Other income	794	323	3,515	3,077
TOTAL REVENUES	51,285	41,743	192,699	155,864
OPERATING EXPENSES:				
Property operating	$ 7,411	$ 6,974	$ 28,475	$ 25,036
Property taxes	5,339	4,387	19,690	15,953
Depreciation and amortization	18,390	15,449	70,957	58,435
General and administrative expenses	3,263	2,876	12,650	11,200
Acquisition transaction costs	458	307	965	961
Other expense	120	100	627	505
TOTAL OPERATING EXPENSES	34,981	30,093	133,364	112,090
OPERATING INCOME	16,304	11,650	59,335	43,774
NON-OPERATING INCOME (EXPENSES):				
Interest expense and other finance expenses	(8,836)	(6,898)	(34,243)	(27,593)
Gain on sale of real estate	-	-	-	4,869
TOTAL NON-OPERATING INCOME (EXPENSES)	(8,836)	(6,898)	(34,243)	(22,724)
NET INCOME	$ 7,468	$ 4,752	$ 25,092	$ 21,050
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(547)	(165)	(1,228)	(749)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 6,921	$ 4,587	$ 23,864	$ 20,301
NET INCOME PER COMMON SHARE - BASIC	$ 0.07	$ 0.05	$ 0.25	$ 0.24
NET INCOME PER COMMON SHARE - DILUTED	$ 0.07	$ 0.05	$ 0.25	$ 0.24
Weighted average common shares outstanding - basic	99,131	92,535	95,652	83,411
Weighted average common shares outstanding - diluted	104,290	96,122	100,018	87,453

The Company's Form 10-Q for the quarters ended September 30, 2015, June 30, 2015 and March 31, 2015, and Form 10-K for the years ended December 31, 2015 and 2014 should be read in conjunction with the above information.

Funds From Operations

(unaudited, dollars in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended	
	12/31/15	12/31/14	12/31/15	12/31/14
Funds from Operations (FFO) (1) *:*				
Net income attributable to ROIC common stockholders	$ 6,921	$ 4,587	$ 23,864	$ 20,301
Plus:				
Depreciation and amortization expense	18,390	15,449	70,957	58,435
(Gain) Loss on Sale of Real Estate	-	-	-	(4,869)
FUNDS FROM OPERATIONS - BASIC	$ 25,311	$ 20,036	$ 94,821	$ 73,867
Net income attributable to non-controlling interests	547	165	1,228	749
FUNDS FROM OPERATIONS - DILUTED	$ 25,858	$ 20,201	$ 96,049	$ 74,616
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.26	$ 0.22	$ 0.99	$ 0.89
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.25	$ 0.21	$ 0.96	$ 0.85
Weighted average common shares outstanding - basic	99,131	92,535	95,652	83,411
Weighted average common shares outstanding - diluted	104,290	96,122	100,018	87,453
Common dividends per share	$ 0.17	$ 0.16	$ 0.68	$ 0.64
FFO Payout Ratio	68.0%	76.2%	70.8%	75.3%

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

ROIC

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Gateway Village III	$	7,166	6.1%	4.8%	07/01/16	0.7%
Bernardo Heights Plaza		8,404	5.7%	3.3%	07/11/17	0.9%
Santa Teresa Village		10,613	6.2%	3.3%	02/01/18	1.1%
Diamond Hills Plaza		35,500	3.6%	3.6%	10/01/25	3.6%
Net unamortized premiums on mortgages		922				
Total Mortgage Debt	$	62,605	4.6%	3.6%	6.2 Years (WA)	6.3%
Unsecured Senior Notes:						
Senior Notes Due 2023	$	250,000	5.0%	5.2%	12/15/23	24.9%
Senior Notes Due 2024		250,000	4.0%	4.2%	12/15/24	24.9%
Net unamortized discount on notes		(6,673)				
Total Unsecured Senior Notes	$	493,327	4.5%	4.7%	8.5 Years (WA)	49.8%
Total Fixed Rate Debt	**$**	**555,932**	**4.5%**	**4.6%**	**8.2 Years (WA)**	**56.1%**
Variable Rate Debt						
Credit Facility	$	135,500	1.2%	1.2%	01/31/19 (1)	13.7%
Term Loan		300,000	1.3%	1.3%	01/31/19 (1)	30.2%
Total Variable Rate Debt	**$**	**435,500**	**1.3%**	**1.3%**	**3.1 Years (WA)**	**43.9%**
TOTAL DEBT	**$**	**991,432**	**2.4%**	**2.5%**	**6.0 Years (WA)**	**100.0%**

Summary of Principal Maturities

Year		Principal Amortization		Principal due at Maturity		Credit Facility		Term Loan		Senior Unsecured Notes		Total	Percentage of Debt Maturing
2016	$	474	$	7,112	$	-	$	-	$	-	$	7,586	0.7%
2017		361		8,099		-		-		-		8,460	0.9%
2018		43		10,094		-		-		-		10,137	1.1%
2019 (1)		-		-		135,500 (1)		300,000 (1)		-		435,500 (1)	43.9%
2020		-		-		-		-		-		-	0.0%
2021		107		-		-		-		-		107	0.0%
2022		662		-		-		-		-		662	0.1%
2023		686		-		-		-		250,000		250,686	24.9%
2024		708		-		-		-		250,000		250,708	25.0%
2025		550		32,787		-		-		-		33,337	3.4%
	$	3,591	$	58,092	$	135,500	$	300,000	$	500,000	$	997,183	100.0%
								Net unamortized premiums on mortgages				922	
								Net unamortized discount on notes				(6,673)	
											$	991,432	

Summary of Unencumbered/Encumbered Properties

	Number of Properties	GLA	Percentage of GLA
Unencumbered properties	69	8,274,732	96.2%
Encumbered properties	4	330,663	3.8%
	73	8,605,395	100.0%

(1) Does not include extension options available to ROIC.

ROIC

Selected Financial Analysis

(unaudited, dollars in thousands, except per share amounts)

	12/31/15	09/30/15	06/30/15	03/31/15	12/31/14
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	4.0x	3.8x	3.7x	3.6x	4.0x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.9x	3.7x	3.6x	3.5x	3.8x
Net Debt (Total debt less cash & equivalents)/Annualized EBITDA	6.9x	6.6x	6.8x	6.6x	6.6x
Debt/equity ratios, at period end:					
Total debt/total market capitalization	33.2%	33.9%	36.0%	31.6%	31.4%
Total debt/total equity market capitalization	49.7%	51.3%	56.2%	46.3%	45.8%
Total debt/total book assets	42.9%	42.3%	43.7%	42.3%	40.1%
Total debt/undepreciated book value	40.6%	39.9%	41.4%	40.3%	38.3%
Secured debt/undepreciated book value	2.6%	2.9%	3.7%	4.5%	4.9%
Market capitalization calculations, at period end:					
Common shares outstanding	99,148	99,123	93,601	93,451	92,774
Operating partnership units (OP units) outstanding	12,196	3,771	3,771	3,921	3,921
Common stock price per share	$ 17.90	$ 16.54	$ 15.62	$ 18.30	$ 16.79
Total equity market capitalization	$ 1,993,043	$ 1,701,866	$ 1,520,959	$ 1,781,918	$ 1,623,516
Total debt end of period	991,432	872,264	855,090	824,506	743,378
TOTAL MARKET CAPITALIZATION	$ 2,984,475	$ 2,574,130	$ 2,376,049	$ 2,606,424	$ 2,366,894
Unsecured Senior Notes Financial Covenants:					
Total debt to total assets not to exceed 60%	42.9%	42.6%	44.2%	43.1%	41.2%
Total secured debt to total assets not to exceed 40%	2.7%	3.1%	3.9%	4.9%	5.2%
Total unencumbered assets to total unsecured debt not to be less than 150%	237.6%	240.5%	223.1%	231.6%	244.8%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.8x	3.8x	3.8x	3.8x	3.8x

2015 Property Acquisitions

(dollars in thousands)

Shopping Centers	Location	Date Acquired	Purchase Amount		GLA
1Q 2015					
Ontario Plaza	Ontario, CA	01/06/15	$	31,000	149,651
Park Oaks Shopping Center	Thousand Oaks, CA	01/06/15		47,745	110,092
Winston Manor	South San Francisco, CA	01/07/15		20,500	49,852
Total 1Q 2015			$	99,245	309,595
2Q 2015					
Pinole Vista/Canyon Park anchor spaces [(1)]	Pinole, CA / Bothell, WA	05/06/15	$	23,125	58,477
Total 2Q 2015			$	23,125	58,477
3Q 2015					
Jackson Square	Hayward, CA	07/01/15	$	32,500	114,220
Tigard Promenade	Tigard, OR	07/28/15		21,000	88,043
Sunnyside Village Square	Happy Valley, OR	07/28/15		17,500	84,870
Gateway Centre	San Ramon, CA	09/01/15		42,500	110,440
Total 3Q 2015			$	113,500	397,573
4Q 2015					
Johnson Creek Center	Happy Valley, OR	11/09/15	$	32,100	108,588
Iron Horse Plaza	Danville, CA	12/04/15		44,400	61,860
Sternco Shopping Center	Bellevue, WA	12/10/15		49,000	113,758
Four Corner Square	Maple Valley, WA	12/21/15		41,900	119,560
Warner Plaza	Woodland Hills, CA	12/31/15		76,300	114,242
Total 4Q 2015			$	243,700	518,008
Total 2015 Acquisitions			$	479,570	1,283,653

(1) ROIC acquired a 58,477 square foot anchor space at Pinole Vista Shopping Center and a 35,000 square foot leasehold interest at Canyon Park Shopping Center.

ROIC

Property Portfolio

(dollars in thousands)

Shopping Centers		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Southern California								
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	100.0%	$ 1,715	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	100,305	100.0%	1,978	Kroger (Food 4 Less) Supermarket, Marshall's
Claremont Promenade	*	Claremont	CA	09/23/10	91,529	100.0%	2,174	Super King Supermarket
Sycamore Creek	*	Corona	CA	09/30/10	74,198	98.2%	1,644	Safeway (Vons) Supermarket, CVS Pharmacy [2]
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	96.1%	2,765	Sprouts Market
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,142	90.4%	3,170	Stater Brothers Supermarket, Walgreens
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	105,111	100.0%	2,460	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,074	98.2%	2,293	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	100.0%	1,449	Vallarta Supermarket, Walgreens
Seabridge Marketplace	*	Oxnard	CA	05/31/12	93,630	100.0%	1,579	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	98.4%	1,203	Albertson's Supermarket
Bay Plaza	*	San Diego	CA	10/05/12	73,324	99.9%	1,820	Seafood City Supermarket
Cypress Center West	*	Cypress	CA	12/04/12	106,451	97.3%	1,882	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%	2,100	Safeway (Vons) Supermarket, Petco
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	100.0%	1,594	AA Supermarket, Ross Dress For Less
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	100.0%	2,185	Walmart Neighborhood Market, Crunch Fitness
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%	915	Sprouts Market
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	98.2%	3,327	H-Mart Supermarket, Rite Aid Pharmacy
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	100.0%	3,238	Mitsuwa Supermarket, Ross Dress For Less, Staples
Five Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	99.0%	3,818	Trader Joe's, Pier 1
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	98.8%	2,262	Kroger (Ralph's) Supermarket, CVS Pharmacy
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,408	100.0%	2,419	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Creekside Plaza	*	Poway	CA	02/28/14	128,852	100.0%	2,685	Stater Brothers Supermarket, DigiPlex Theatre
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	758,074	99.8%	11,780	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket [2], TJ Maxx
Moorpark Town Center		Moorpark	CA	12/03/14	133,538	98.4%	1,957	Kroger (Ralph's) Supermarket, CVS Pharmacy
Mission Foothill Marketplace		Mission Viejo	CA	12/04/14	110,678	94.4%	1,762	Haggen Supermarket, CVS Pharmacy
Ontario Plaza		Ontario	CA	01/06/15	149,651	99.1%	1,986	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center		Thousand Oaks	CA	01/06/15	110,092	100.0%	2,705	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza		Woodland Hills	CA	12/31/15	114,242	87.9%	4,038	Sprouts Market
Southern California Totals					3,761,045	98.5%	$ 74,903	

ROIC

Property Portfolio, continued

(dollars in thousands)

Shopping Centers		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Northern California								
Norwood Shopping Center	*	Sacramento	CA	04/06/10	88,851	87.9%	$ 1,109	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	1,343	Buy Buy Baby, Office Depot, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	223,502	95.9%	2,622	SaveMart (Lucky) Supermarket, Kmart
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	239,081	87.0%	2,451	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree, Planet Fitness
Morada Ranch	*	Stockton	CA	05/16/11	101,842	99.4%	2,236	Raleys Supermarket
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	91.8%	1,923	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Round Hill Square Shopping Center	*	Zephyr Cove	NV	09/21/11	115,984	99.2%	1,915	Safeway Supermarket, Dollar Tree, US Postal Service
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,186	99.2%	1,931	99 Ranch Market
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	87.8%	852	CVS Pharmacy
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%	552	Trader Joe's
Santa Teresa Village	*	San Jose	CA	11/08/12	125,162	91.2%	2,270	Raleys (Nob Hill) Supermarket, Dollar Tree
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%	1,192	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	100.0%	2,052	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	98.2%	1,805	SF Supermarket
Winston Manor		South San Francisco	CA	01/07/15	49,852	100.0%	1,267	Grocery Outlet Supermarket
Jackson Square		Hayward	CA	07/01/15	114,220	100.0%	2,080	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre		San Ramon	CA	09/01/15	110,440	95.2%	2,336	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza		Danville	CA	12/04/15	61,860	100.0%	2,193	Lunardi's Market
Northern California Totals					**1,812,467**	**95.2%**	**$ 32,129**	
Portland Metropolitan								
Vancouver Market Center	*	Vancouver	WA	06/17/10	118,385	79.2%	$ 1,066	Skyzone
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,696	98.4%	3,250	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%	1,678	Kroger (Fred Meyer) Supermarket [3]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	95,508	100.0%	1,563	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	94.9%	1,570	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%	1,179	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0%	884	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%	2,377	Albertson's Supermarket, Dollar Tree, Marshall's
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	98.3%	937	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	99.3%	1,899	H-Mart Supermarket, Bi-Mart Pharmacy
Wilsonville Town Center		Wilsonville	OR	12/11/14	167,829	95.9%	2,420	Thriftway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade		Tigard	OR	07/28/15	88,043	94.2%	1,203	Safeway Supermarket
Sunnyside Village Square		Happy Valley	OR	07/28/15	84,870	98.6%	1,212	Haggen Supermarket, Ace Hardware
Johnson Creek Center		Happy Valley	OR	11/09/15	108,588	98.4%	2,116	Trader Joe's, Walgreens, Sportsman's Warehouse
Portland Metropolitan Totals					**1,526,054**	**96.8%**	**$ 23,354**	

ROIC

(dollars in thousands)

Shopping Centers		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Seattle Metropolitan								
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	93.0%	$ 565	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%	1,441	Haggen Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,627	100.0%	2,318	PCC Natural Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	154,781	84.1%	1,429	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	100.0%	1,802	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	106,104	97.1%	2,544	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	05/02/12	38,030	100.0%	331	Central Supermarket
Canyon Crossing	*	Puyallup	WA	04/15/13	120,510	94.3%	2,442	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	463,436	100.0%	9,466	Kroger (QFC) Supermarket, Bed Bath & Beyond, Sports Authority
Aurora Square II	*	Shoreline	WA	05/22/14	65,680	100.0%	1,058	Marshall's, Pier 1 Imports
Stemco Shopping Center		Bellevue	WA	12/10/15	113,758	100.0%	2,314	Asian Food Center
Four Corner Square		Maple Valley	WA	12/21/15	119,560	94.8%	2,358	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Seattle Metropolitan Totals					**1,505,829**	**97.0%**	**$ 28,068**	
TOTAL SHOPPING CENTERS					**8,605,395**	**97.2%**	**$ 158,454**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers own their own space and are not tenants of ROIC.

*Denotes properties in same center pool for 4Q 2015.

Same-Center Cash Net Operating Income Analysis

(unaudited, dollars in thousands)

	Three Months Ended				Twelve Months Ended			
	12/31/15	12/31/14	$ Change	% Change	12/31/15	12/31/14	$ Change	% Change
Number of shopping centers included in same-center analysis [1]	58	58			53	53		
Same-center occupancy	97.3%	98.0%		(0.7%)	96.8%	97.6%		(0.8%)
REVENUES:								
Base rents	$ 30,141	$ 28,719	$ 1,422	5.0%	$ 99,521	$ 95,648	$ 3,873	4.0%
Percentage rent	754	677	77	11.4%	1,067	1,457	(390)	(26.8%)
Recoveries from tenants	9,197	9,161	36	0.4%	30,341	29,421	920	3.1%
Other property income	520	243	277	114.0%	1,242	748	494	66.0%
TOTAL REVENUES	40,612	38,800	1,812	4.7%	132,171	127,274	4,897	3.8%
OPERATING EXPENSES:								
Property operating expenses	$ 6,508	$ 6,148	$ 360	5.9%	$ 22,121	$ 21,173	$ 948	4.5%
Bad debt expense	188	438	(250)	(57.1%)	906	1,586	(680)	(42.9%)
Property taxes	4,463	4,324	139	3.2%	14,086	13,729	357	2.6%
TOTAL OPERATING EXPENSES	11,159	10,910	249	2.3%	37,113	36,488	625	1.7%
SAME-CENTER CASH NET OPERATING INCOME	$ 29,453	$ 27,890	$ 1,563	5.6%	$ 95,058	$ 90,786	$ 4,272	4.7%

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION	Three Months Ended 12/31/15	Three Months Ended 12/31/14	Twelve Months Ended 12/31/15	Twelve Months Ended 12/31/14
Same-center cash net operating income	$ 29,453	$ 27,890	$ 95,058	$ 90,786
ADJUSTMENTS:				
Depreciation and amortization	(18,390)	(15,449)	(70,957)	(58,435)
General and administrative expenses	(3,263)	(2,876)	(12,650)	(11,200)
Acquisition transaction costs	(458)	(307)	(965)	(961)
Other expense	(120)	(100)	(627)	(505)
Property revenues and expenses [2]	3,754	2,246	16,223	11,573
Non same-center cash NOI	5,328	246	33,253	12,516
GAAP OPERATING INCOME	$ 16,304	$ 11,650	$ 59,335	$ 43,774

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.
(2) Includes straight-line rents, amortization of above and below-market lease intangibles, anchor lease termination fees net of contractual amounts, and expense and recovery adjustments related to prior periods.

ROIC

Top Ten Tenants

(dollars in thousands)

	Tenant	Number of Leases	Leased GLA	Percent of Total Leased GLA	ABR	Percent of Total ABR
1	Albertson's / Safeway Supermarkets	14 (1)	733,530	8.8%	$ 7,976	5.0%
2	Kroger Supermarkets	7	291,922	3.5%	3,802	2.4%
3	Rite Aid Pharmacy	12	227,982	2.7%	3,031	1.9%
4	SaveMart Supermarkets	4	187,639	2.2%	2,723	1.7%
5	Marshall's / TJMaxx	6	178,645	2.1%	2,579	1.6%
6	Sprouts Market	4	159,163	1.9%	2,544	1.6%
7	JP Morgan Chase	17	77,693	0.9%	2,308	1.5%
8	Ross Dress For Less / dd's Discounts	6	160,153	1.9%	2,058	1.3%
9	Haggen Supermarkets	3	144,778	1.7%	1,963	1.2%
10	CVS Pharmacy	7	130,550	1.6%	1,804	1.1%
	Top 10 Tenants Total	80	2,292,055	27.3%	$ 30,788	19.3%
	Other Tenants	1,540	6,069,466	72.7%	127,666	80.7%
	Total Portfolio	1,620	8,361,521	100.0%	$ 158,454	100.0%

(1) The 14 leases are comprised of 12 Safeway leases and 2 Albertson's leases.

ROIC

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [1]	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2016	5	178,469	2.1%	$ 1,967	1.2%	$ 11.02
2017	10	297,698	3.6%	3,163	2.0%	10.63
2018	18	527,083	6.3%	8,323	5.3%	15.79
2019	13	409,429	4.9%	6,262	4.0%	15.29
2020	14	499,430	5.7%	5,381	3.3%	10.77
2021	11	379,294	4.5%	4,143	2.6%	10.92
2022	12	348,440	4.2%	4,676	3.0%	13.42
2023	12	450,562	5.4%	7,007	4.4%	15.55
2024	5	246,034	2.9%	3,092	2.0%	12.57
2025	9	309,001	3.7%	4,417	2.8%	14.29
2026+	21	1,024,931	12.3%	13,397	8.4%	13.07
	130	4,670,371	55.6%	$ 61,828	39.0%	$ 13.24

Non-Anchor Tenants	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2016	237	423,320	5.1%	$ 11,689	7.4%	$ 27.61
2017	284	595,347	7.1%	15,838	10.0%	26.60
2018	240	521,156	6.2%	14,582	9.2%	27.98
2019	189	462,557	5.5%	11,655	7.4%	25.20
2020	211	514,364	6.5%	13,586	8.7%	26.41
2021	97	286,357	3.4%	7,032	4.4%	24.56
2022	49	173,869	2.1%	4,481	2.8%	25.77
2023	31	102,634	1.2%	2,620	1.7%	25.52
2024	51	160,215	1.9%	4,097	2.6%	25.57
2025	45	160,535	1.9%	4,040	2.5%	25.17
2026+	56	290,796	3.5%	7,006	4.3%	24.09
	1,490	3,691,150	44.4%	$ 96,626	61.0%	$ 26.18

All Tenants	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2016	242	601,789	7.2%	$ 13,655	8.6%	$ 22.69
2017	294	893,045	10.7%	19,001	12.0%	21.28
2018	258	1,048,239	12.5%	22,905	14.5%	21.85
2019	202	871,986	10.4%	17,917	11.4%	20.55
2020	225	1,013,794	12.2%	18,967	12.0%	18.71
2021	108	665,651	7.9%	11,175	7.0%	16.79
2022	61	522,309	6.3%	9,157	5.8%	17.53
2023	43	553,196	6.6%	9,626	6.1%	17.40
2024	56	406,249	4.8%	7,190	4.6%	17.70
2025	54	469,536	5.6%	8,457	5.3%	18.01
2026+	77	1,315,727	15.8%	20,404	12.7%	15.51
	1,620	8,361,521	100.0%	$ 158,454	100.0%	$ 18.95

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

ROIC

Leasing Summary

New Leases	For the Three Months Ended December 31, 2015			For the Twelve Months Ended December 31, 2015		
	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	33	2	35	152	7	159
Gross Leasable Area (sq. ft.)	73,290	50,818	124,108	347,467	206,847	554,314
Initial Base Rent ($/sq. ft.) (1)	$ 23.50	$ 9.00	$ 17.56	$ 22.97	$ 13.26	$ 19.35
Tenant Improvements ($/sq. ft.)	$ 17.35	$ -	$ 10.25	$ 13.93	$ 8.89	$ 12.05
Leasing Commissions ($/sq. ft.)	$ 2.72	$ 1.30	$ 2.14	$ 2.40	$ 3.11	$ 2.66
Weighted Average Lease Term (Yrs.) (2)	6.8	8.6	7.6	6.4	12.2	8.5

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	35	2	37	180	9	189
Gross Leasable Area (sq. ft.)	73,366	48,256	121,622	400,615	298,775	699,390
Initial Base Rent ($/sq. ft.) (1)	$ 26.97	$ 11.76	$ 20.94	$ 26.74	$ 10.10	$ 19.63
Tenant Improvements ($/sq. ft.)	$ 2.25	$ -	$ 1.36	$ 0.47	$ -	$ 0.27
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ 0.05	$ -	$ 0.03
Weighted Average Lease Term (Yrs.) (2)	4.2	5.0	4.5	4.6	4.7	4.6

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	68	4	72	332	16	348
Gross Leasable Area (sq. ft.)	146,656	99,074	245,730	748,082	505,622	1,253,704
Initial Base Rent ($/sq. ft.) (1)	$ 25.24	$ 10.34	$ 19.23	$ 24.99	$ 11.40	$ 19.51
Tenant Improvements ($/sq. ft.)	$ 9.80	$ -	$ 5.85	$ 6.72	$ 3.64	$ 5.48
Leasing Commissions ($/sq. ft.)	$ 1.36	$ 0.67	$ 1.08	$ 1.14	$ 1.27	$ 1.19
Weighted Average Lease Term (Yrs.) (2)	3.4	4.4	3.8	5.0	7.3	6.3

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.
(2) Does not assume exercise of renewal options.

ROIC

Same-Space Comparative Leasing Summary

	For the Three Months Ended December 31, 2015			For the Twelve Months Ended December 31, 2015		
New Leases	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	21	2	23	97	7	104
Comparative GLA (sq. ft.) (1)	45,412	50,818	96,230	223,938	206,847	430,785
Prior Base Rent ($/sq. ft.) (2)	$ 18.63	$ 8.15	$ 13.09	$ 19.28	$ 7.60	$ 13.67
Initial Base Rent ($/sq. ft.)	$ 25.24	$ 9.00	$ 16.66	$ 24.63	$ 13.26	$ 19.18
Percentage Change in Base Rents	35.5%	10.5%	27.3%	27.8%	74.6%	40.3%
Tenant Improvements ($/sq. ft.)	$ 15.60	$ -	$ 7.36	$ 15.18	$ 8.89	$ 12.16
Leasing Commissions ($/sq. ft.)	$ 2.51	$ 1.30	$ 1.87	$ 2.70	$ 3.11	$ 2.89
Weighted Average Lease Term (Yrs.) (3)	6.7	8.6	7.7	6.6	12.2	9.3

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	35	2	37	180	9	189
Comparative GLA (sq. ft.) (1)	73,366	48,256	121,622	400,615	298,775	699,390
Prior Base Rent ($/sq. ft.) (2)	$ 23.62	$ 10.82	$ 18.54	$ 24.22	$ 9.68	$ 18.01
Initial Base Rent ($/sq. ft.)	$ 26.97	$ 11.76	$ 20.94	$ 26.74	$ 10.10	$ 19.63
Percentage Change in Base Rents	14.2%	8.7%	12.9%	10.4%	4.4%	9.0%
Tenant Improvements ($/sq. ft.)	$ 2.25	$ -	$ 1.36	$ 0.47	$ -	$ 0.27
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ 0.05	$ -	$ 0.03
Weighted Average Lease Term (Yrs.) (3)	4.2	5.0	4.5	4.6	4.7	4.6

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	56	4	60	277	16	293
Comparative GLA (sq. ft.) (1)	118,778	99,074	217,852	624,553	505,622	1,130,175
Prior Base Rent ($/sq. ft.) (2)	$ 21.71	$ 9.45	$ 16.14	$ 22.45	$ 8.83	$ 16.35
Initial Base Rent ($/sq. ft.)	$ 26.31	$ 10.34	$ 19.05	$ 25.99	$ 11.40	$ 19.46
Percentage Change in Base Rents	21.2%	9.5%	18.1%	15.8%	29.1%	19.0%
Tenant Improvements ($/sq. ft.)	$ 7.35	$ -	$ 4.01	$ 5.74	$ 3.64	$ 4.80
Leasing Commissions ($/sq. ft.)	$ 0.96	$ 0.67	$ 0.83	$ 1.00	$ 1.27	$ 1.12
Weighted Average Lease Term (Yrs.) (3)	2.6	4.4	3.4	4.8	7.3	5.9

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.
(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.
(3) Does not assume exercise of renewal options.

ROIC

Investor Information

Retail Opportunity Investments Corp.
www.roireit.net
NASDAQ: ROIC
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

Investor Relations:
Ashley Bulot
abulot@roireit.net
858.255.4913

Transfer Agent:
Constance Adams
ComputerShare
constance.adams@computershare.com

Equity Research Coverage

Baird Equity Research	RJ Milligan	813.273.8252
Bank of America Merrill Lynch	Craig Schmidt	646.855.3640
Bank of Montreal	Paul Adornato	212.885.4170
Canaccord Genuity	Paul Morgan	415.325.4187
Capital One Securities, Inc.	Chris Lucas	571.633.8151
Citi	Michael Bilerman	212.816.1383
	Christy McElroy	212.816.6981
Cowen and Company	James Sullivan	616.562.1380
	Michael Gorman	646.562.1320
Green Street	Jason White	949.640.8780
	Jay Carlington	949.640.8780
KeyBanc Capital Markets	Todd Thomas	917.368.2286
Raymond James	Paul Puryear	727.567.2253
	Collin Mings	727.567.2585
Wells Fargo	Jeff Donnelly	617.603.4262

Fixed Income Research Coverage

J.P. Morgan	Mark Streeter	212.834.5086

Ratings Agency Coverage

Moody's Investors Service	Merrie Frankel	212.553.3652
Standard & Poor's Rating Services	Michael Souers	212.438.2508